UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REOPRT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

375 Park Avenue
Suite 3404
New York, New York 10152

Name and address of agent for service:
Central Securities Corporation, Wilmot H. Kidd, President
375 Park Avenue
Suite 3404
New York, New York 10152

Registrant's telephone number, including area code: 212-688-3011

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Reports to Stockholders.

================================================================================

                         CENTRAL SECURITIES CORPORATION

                                   ----------

                           SEVENTY-FIFTH ANNUAL REPORT

                                      2003

================================================================================

                               SIGNS OF THE TIMES

      "Unlike so many industrial technologies - railroads, say, or the telegraph
- the stored-program computer is a general-purpose tool, animated by software, a medium without material constraints. The unrelenting pace of improvement in processing speeds, data storage and miniaturization means the tools are more powerful and smaller; people then figure out things to do with them.

      "Indeed, innovation continues apace, despite the downturn. Advances are evident in a range of technologies - wireless, data center automation, speech recognition, intelligent software, telephone service over the Internet, sensors, natural language processing, and on and on.

      "Underestimating the potential for computing has proved a common pitfall over the years, from Thomas J. Watson at I.B.M. in 1943 ('I think there is a world market for maybe five computers') Ken Olsen at Digital Equipment in 1977 ('There is no reason anyone would want a computer in their home').

      "Jim Gray, a computer scientist, has worked in the industry for more that 30 years. For his pioneering research on databases and transaction processing at I.B.M. and elsewhere, he won the 1999 A.M. Turing Award, sometimes called the Nobel of computer science. 'I've seen the 'end' at least twice in my career - only to be surprised by the next wave,' said Mr. Gray, who now works for Microsoft. 'My guess is that this computer thing has just gotten stared.'" (Steve Lohr, The New York Times, May 4, 2003)

                                   ----------

      "Americans spend an average of four hours a day watching TV, an hour of that enduring ads. That adds up to an astounding 10% of total leisure time; at current rates, a typical viewer fritters away three years of his life getting bombarded with commercials." (Scott Woolley, Forbes, September 29, 2003)

                                   ----------

      "Economic liberalism, much like political liberalism, puts great weight on checks and balances, on limits to power and hence to abuses of power. In economics, the most potent checking force bar none is competition. Bosses, shareholders and pro-business politicians all loathe it. They stand to gain, in one way or another, from conspiring to gull the public into regarding competition as a threat to the greater good, rather than to themselves. This is the context in which to think of free trade, an obsession of ours since we started. Liberal trade is nothing but enhanced competition. Anti-globalists have the logic exactly backwards. Far from empowering global fat cats, free trade holds corporate power in check and assaults the excess profits that protectionism, courtesy of pro-business politicians, gouges from the public." (The Economist, June 28, 2003)

                                   ----------

      "There are just 18 computers per 1,000 people in the Arab region today, compared with the global average of 78.3 per 1,000, and only 1.6 percent of the Arab population has Internet access. In 1995-96 alone, 25 percent of all graduates from Arab universities with B.A. degrees emigrated, while 15,000 medical doctors left the Arab world from 1998 to 2000.

      "The number of scientists and engineers working in R.&D. in the Arab region is 371 per million citizens, compared with a global rate of 979 per million. Although the Arab region represents 5 percent of world population, it produces only 1.1 percent of the books in the world." (Thomas L. Friedman, The New York Times, October 19, 2003)


                                      [2]

                               SIGNS OF THE TIMES

      o "Wal-Mart's U.S. market share (percent of all sales through food, drug, and mass-merchandisers.)

            Dog food                   36%        Toothpaste                 26%
            Disposable diapers         32%        Pain remedies              21%
            Photographic film          30%

      o Wal-Mart's sales on one day last fall--$1.42 billion--were larger than the GDPs of 36 countries.

      o It is the biggest employer in 21 states, with more people in uniform than the U.S. Army.

      o If the estimated $2 billion it loses through theft each year were incorporated as a business, it would rank No. 694 on the Fortune 1,000.

      What this means for Wal-Mart's low profile CEO, Lee Scott, is that he runs what is arguably the world's most powerful company. What it means for corporate America is a bit more bracing. It means, for one, that Wal-Mart is not just Disney's biggest customer but also Procter & Gamble's and Kraft's and Revlon's and Gillette's and Campbell Soup's and RJR's and on down the list of America's famous branded manufacturers. It means, further, that the nation's biggest seller of DVDs is also its biggest seller of groceries, toys, guns, diamonds, CDs, apparel, dog food, detergent, jewelry, sporting goods, videogames, socks, bedding, and toothpaste--not to mention its biggest film developer, optician, private truck-fleet operator, energy consumer, and real estate developer. It means, finally, that the real market clout in many industries no longer resides in Hollywood or Cincinnati or New York City, but in the hills of northwestern Arkansas." (Jerry Useem, Fortune, February 18, 2003)

                                   ----------

      "The explosion of litigation and liability claims in the United States is the biggest issue for the domestic property-casualty industry and a great threat to the U.S. economy. According to a study by the U.S. Council of Economic Advisors, litigation costs have grown, from 0.6 percent of GDP in 1950, to 1.3 percent of GDP in 1970, to 1.8 percent of GDP currently. The U.S. tort liability system is the most expensive in the world. If current trends continue, 2.4 percent of U.S. GDP will be devoted to litigation costs and claims by 2005, adding $1,000 to the cost of goods and services purchased annually by the average American family. To combat this problem, we will work very hard with the administration, Congress, the business community and consumers who recognize that they pay the price for senseless litigation." (M.R. Greenberg, American International Group, Inc., Annual Report, March 21, 2003)

                                   ----------

      "Health spending accounts for nearly 15 percent of the nation's economy, the largest share on record, the Bush administration said on Thursday.

      "The Department of Health and Human Services said that health care spending shot up 9.3 percent in 2002, the largest increase in 11 years, to a total of $1.55 trillion. That represents an average of $5,440 for each person in the United States.

      "Hospital care and prescription drugs accounted for much of the overall increase, which outstripped the growth in the economy for the fourth year in a row, the report said.

      "Complete data on health care spending in 2003 are not yet available, and some experts say the rapid growth of the last few years may be slowing." (Robert Pear, The New York Times, January 8, 2004)


                                      [3]

                         CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the
                        Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                          Per Share of Common Stock
                                      -----------------------------------
             Total     Convertible     Net      Net                         Net realized    Unrealized
              net      Preference     asset investment   Divi-  Distribu-    investment    appreciation
Year        assets      Stock(A)      value  income(B) dends(C) tions(C)        gain      of investments
----        ------     -----------    -----  --------- -------- ---------   ----------    --------------
1993    $218,868,360   $9,960,900   $17.90                                                 $111,304,454
1994     226,639,144    9,687,575    17.60    $.23      $.22     $1.39    $ 16,339,601      109,278,788
1995     292,547,559    9,488,350    21.74     .31       .33      1.60      20,112,563      162,016,798
1996     356,685,785    9,102,050    25.64     .27       .28      1.37      18,154,136      214,721,981
1997     434,423,053    9,040,850    29.97     .24       .34      2.08      30,133,125      273,760,444
1998     476,463,575    8,986,125    31.43     .29       .29      1.65      22,908,091      301,750,135
1999     590,655,679           --    35.05     .26       .26      2.34      43,205,449      394,282,360
2000     596,289,086           --    32.94     .32       .32      4.03      65,921,671      363,263,634
2001     539,839,060           --    28.54     .18       .22      1.58*     13,662,612      304,887,640
2002     361,942,568           --    18.72     .14       .14      1.11      22,869,274      119,501,484
2003     478,959,218           --    24.32     .09       .11      1.29      24,761,313      229,388,141

----------
A-    At liquidation preference.

B- Excluding gains or losses realized on sale of investments and the dividend requirement on the Convertible Preference Stock which was redeemed August 1, 1999.

C- Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes. Dividends are from undistributed net investment income. Distributions are from long-term investment gains.

*     Includes a non-taxable return of capital of $.55.

      The Common Stock is listed on the American Stock Exchange. On December 31, 2003 the market quotations were as follows:

        Common Stock.......................$20.75 low, $20.89 high and last sale

      Central's performance versus the S&P 500:

Annual Total Return                      Central's     Central's     Standard &
to December 31, 2003                    NAV Return   Market Return   Poor's 500
--------------------                    ----------   -------------   ---------
One Year.............................      39.3%         36.2%          28.7%
Five Year............................       5.3%          6.0%          (0.6%)
Ten Year.............................      13.4%         12.8%          11.1%
Fifteen Year.........................      14.8%         15.4%          12.2%


                                      [4]

To the Stockholders of
      CENTRAL SECURITIES CORPORATION:

      Financial   statements  for  the  year  2003,  as  reported  upon  by  our independent auditors, and other pertinent information are submitted herewith.

      Comparative net assets are as follows:

                                                                 December 31,        December 31,
                                                                     2003                2002
                                                                 ------------        ------------
Net assets.................................................      $478,959,218        $361,942,568

Net assets per share of Common Stock.......................             24.32               18.72

      Shares of Common Stock outstanding...................        19,692,777          19,337,284

      Comparative operating results are as follows:

                                                                   Year 2003           Year 2002
                                                               ----------------    ----------------
Net investment income......................................      $  1,740,024        $  2,592,249

    Per share of Common Stock..............................                09*                .14*

Net realized gain on sale of investments...................        24,761,313          22,869,274

Increase (decrease) in net unrealized appreciation
  of investments...........................................       109,886,657        (185,386,156)

Increase (decrease) in net assets resulting from operations...    136,387,994        (159,924,633)

----------
*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the year.

      The Corporation made two distributions to holders of Common Stock in 2003, a cash dividend of $.12 per share paid on June 20 and an optional distribution of $1.28 per share in cash, or one share of Common Stock for each 15 shares held, paid on December 29. The Corporation has been advised that of the $1.40 paid in 2003, $.11 represents ordinary income and $1.29 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

      In the optional distribution paid in December, the holders of 52% of the outstanding shares of Common Stock elected to receive stock, and 661,093 Common shares were issued.

      During 2003 the Corporation repurchased 305,600 shares of its Common Stock on the American Stock Exchange at an average price per share of $17.67. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the American Stock Exchange or in transactions directly with stockholders.


                                      [5]

      The economic recovery continued last year. Business spending, which declined sharply in 2001 and recovered only tentatively in 2002, began to expand in 2003. Consumer spending remained healthy as it has been over the past three years. The Federal Reserve kept interest rates low (the Federal funds rate is 1%), while Congress cut taxes and increased federal spending. These monetary and fiscal measures have stimulated both business and consumer spending. Investors have noted the recent economic strength, and stock market results last year were quite good. The Standard and Poor's 500 Index increased by 28.7% while the stocks of smaller companies as measured by the Russell 2000 Index increased by 47.5%. While GDP growth was good, certain imbalances are a cause for concern. The United States has a large Federal budget deficit and our international trade deficit has recently been at record levels. In addition, unemployment has been persistently high. Probably the question foremost in investors' minds is whether or not the growth in business spending is sustainable. Other issues include the decline in the dollar, the Middle East situation, and the emergence of China as a factor in world trade. Nonetheless, most investors are optimistic about the coming year, but some of the more seasoned are concerned with the level of speculative activity in the stock market.

      Central's results were positively affected by increases in a number of our long-term investments in the information technology and financial sectors of the economy, including Intel, Plymouth Rock, Capital One, Analog Devices, and Flextronics. Our one significant disappointment last year was Impath which encountered managerial and financial difficulties.

      Our investment activity as measured by portfolio turnover was low when compared with most mutual funds but about the same as it has been in recent years. Purchases included new positions in AIG, Marsh & McLennan, Roper, Dover, and an increase in our holding in Schering-Plough. We reduced our holdings in Murphy Oil, Analog Devices, Intel and Capital One, and sold all of Everest Re. At year-end investments in the information technology sector represented 37% of our assets up from 32% last year. This increase, it should be noted, resulted from price appreciation not net new investment. The financial sector represented 27% of assets up from 25% one year ago. The comparable percentages for the Standard and Poor's 500 Index were: 18% in information technology and 21% in the financial sector. Central had 41 investments at year-end. The ten largest, shown on page eight, accounted for 54% of assets. Short-term commercial paper and Treasury bills amounted to 7.3% of assets.

      Last year was an important one for our largest investment, Plymouth Rock. In March it completed the repurchase of 19% of its stock. Central was not a party to the transaction but, as a result, now owns 38% of Plymouth Rock on a fully diluted basis. In November, Plymouth Rock's affiliate, The Palisades Group, acquired the New Jersey property and casualty unit of Prudential Financial, Inc. The acquired company, renamed High Point, will operate as a part of the Palisades reciprocal family. With direct written premium volume of over $500 million, High Point is about equal in size to all the other Plymouth Rock companies combined. Palisades has acquired a number of books of business in the past few years but this acquisition is larger and it will require more management time and attention. Continuing to provide excellent policyholder service is now the first order of business. Over time and under reasonably favorable industry conditions, Palisades has the potential to contribute substantial income to Plymouth Rock. In the meantime, although final audited results will not be available until March 2004, it appears that Plymouth Rock's overall results in 2003 were good. Jim Stone, Hal Belodoff and Gerry Wilson all deserve credit for the special accomplishments of the past year at Plymouth Rock.


                                      [6]

      Our investment approach continues to be based on the long-term view. We look for companies with good economic fundamentals and the capacity for growth. We are sensitive to valuation. It is important to be able to make investments at a reasonable if not a bargain price. We attempt to estimate the probable value of a company over a period of three to five years into the future. Many, if not most, investors have a shorter time horizon, and we believe that our ability to take a long-term view has been a great advantage to Central's stockholders. Our best results have come from holding investments in companies that grow significantly over a number of years, not from active trading for short-term gains. Finally, the integrity of the management of the companies in which we invest is a most important consideration. This point has been made brutally clear by the many scandals which have come to light in the past few years. In addition, the alignment of management's interest with that of stockholders is vital.

      Our practice in recent years has been to keep about one half of our assets in a small number of companies, with the remainder in a general market portfolio. We believe the risk associated with this approach can be reduced through knowledge of the companies in which we invest. We have held most of our largest investments for many years. Ideally we want to hold profitable growth companies for extended periods of time. We recognize, however, that the period of significant growth for any particular company will not last indefinitely and that over time the composition of our assets will change as long-term investments are reduced or sold and the proceeds redeployed.

      It is our goal to provide shareholders with investment management that will be judged as excellent over the long-term. We are confident that under reasonably favorable economic conditions our investment approach will continue to provide satisfactory results.

      Shareholder inquiries are welcome.

                                                  CENTRAL SECURITIES CORPORATION

                                                     WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
January 28, 2004


                                      [7]

                             TEN LARGEST INVESTMENTS

                                                         December 31, 2003
                                                         -----------------      % of       Year First
                                                          Cost       Value    Net Assets    Acquired
                                                         -----       -----    ----------   ----------
                                                            (millions)
The Plymouth Rock Company, Inc......................     $ 2.2       $58.9      12.3%         1982

Intel Corporation...................................       0.4        31.4       6.6          1986

Capital One Financial Corporation...................       2.1        26.4       5.5          1994

American Management Systems, Inc....................      22.2        24.4       5.1          1984

Analog Devices, Inc.................................       0.5        21.0       4.4          1987

Brady Corporation Class A...........................       2.3        21.0       4.4          1984

Murphy Oil Corporation..............................       3.1        19.6       4.1          1974

The Bank of New York Company, Inc...................       4.1        18.5       3.9          1993

Flextronics International Ltd.......................       3.8        17.9       3.7          1996

Convergys Corporation...............................      18.6        17.5       3.6          1998

                           PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 2003

                    (Common Stock unless specified otherwise)

                                                                      Number of Shares
                                                         --------------------------------------------
                                                                                          Held
                                                         Purchased         Sold     December 31, 2003
                                                         ---------         ----     -----------------
American International Group, Inc.................         50,000                         150,000

Analog Devices, Inc...............................                         30,000         460,000

Arch Capital Group Ltd............................                         10,000         100,000

Brady Corporation Class A.........................                          5,000         515,000

Convergys Corporation.............................        120,000                       1,000,000

Duke Energy Corporation...........................                        130,000              --

Everest Re Group Ltd..............................                         50,000              --

Flextronics International Ltd.....................                         20,000       1,210,000

Intel Corporation.................................                         20,000         980,000

Marsh & McLennan Companies, Inc...................         30,000                         100,000

Medco Health Solutions, Inc.......................                         12,060              --

Roper Industries, Inc.............................         40,000                         124,700

The TriZetto Group, Inc...........................        100,000                       1,000,000


                                      [8]

                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 2003

ASSETS:
    Investments:
        General portfolio securities at market value
          (cost $210,664,119) (Note 1).......................... $380,705,008
        Securities of affiliated companies (cost $3,462,486)
          (Notes 1, 5 and 6) ...................................   62,809,738
        Short-term investments (cost $35,140,497)...............   35,140,497        $478,655,243
                                                                 ------------
    Cash, receivables and other assets:
        Cash....................................................       70,759
        Dividends receivable....................................      217,350
        Office equipment and leasehold improvements, net........       20,816
        Other assets............................................       238,311            547,236
                                                                 ------------        ------------
            Total Assets........................................                      479,202,479
LIABILITIES:
    Accrued expenses and reserves...............................      243,261
                                                                 ------------
            Total Liabilities...................................                          243,261
                                                                                      -----------
NET ASSETS......................................................                     $478,959,218
                                                                                     ============

NET ASSETS are represented by:
    Common Stock $1 par value: authorized
      30,000,000 shares; issued 19,692,777 (Note 2).............                     $ 19,692,777
    Surplus:
      Paid-in................................................... $227,838,315
      Undistributed net gain on sale of investments.............    1,999,913
      Undistributed net investment income.......................       40,072         229,878,300
                                                                 ------------
    Net unrealized appreciation of investments..................                      229,388,141
                                                                                     ------------
NET ASSETS......................................................                     $478,959,218
                                                                                     ============

NET ASSET VALUE PER COMMON SHARE
    (19,692,777 shares outstanding).............................                           $24.32
                                                                                           ======

                 See accompanying notes to financial statements.


                                      [9]

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2003

INVESTMENT INCOME
Income:

    Dividends (net of foreign withholding taxes of $7,031).....      $  3,572,693

    Interest...................................................           483,070      $  4,055,763
                                                                     ------------
Expenses:

    Administration and operations..............................           656,554

    Investment research........................................           633,833

    Rent and utilities.........................................           178,500

    Employees' retirement plans................................           121,662

    Franchise and miscellaneous taxes..........................           112,617

    Legal, auditing and tax fees...............................           102,469

    Directors' fees............................................           102,000

    Insurance..................................................            87,408

    Listing, software and sundry fees..........................            87,359

    Stationery, supplies, printing and postage.................            48,178

    Transfer agent and registrar fees and expenses.............            37,076

    Travel and telephone.......................................            24,637

    Custodian fees.............................................            23,946

    Publications and miscellaneous.............................            99,500         2,315,739
                                                                     ------------      ------------

Net investment income..........................................                           1,740,024

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS

Net realized gain from investment transactions.................        24,761,313

Net increase in unrealized appreciation of investments.........       109,886,657
                                                                     ------------

    Net gain on investments....................................                         134,647,970
                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................................                        $136,387,994
                                                                                       ============

                 See accompanying notes to financial statements.


                                      [10]

                       STATEMENTS OF CHANGES IN NET ASSETS

                 For the years ended December 31, 2003 and 2002

                                                                         2003              2002
                                                                         ----              ----
FROM OPERATIONS:
    Net investment income.....................................       $  1,740,024      $  2,592,249

    Net realized gain on investments..........................         24,761,313        22,869,274

    Net increase (decrease) in unrealized appreciation
      of investments..........................................        109,886,657      (185,386,156)
                                                                     ------------      ------------

      Increase (decrease) in net assets resulting from
        operations............................................        136,387,994      (159,924,633)
                                                                     ------------      ------------

DIVIDENDS TO STOCKHOLDERS FROM:

    Net investment income.....................................         (2,050,627)      (2,571,208)

    Net realized gain from investment transactions............        (24,612,727)      (20,694,915)
                                                                     ------------      ------------

      Decrease in net assets from distributions...............        (26,663,354)      (23,266,123)
                                                                     ------------      ------------

FROM CAPITAL SHARE TRANSACTIONS: (Note 2)

    Distribution to stockholders reinvested in
      Common Stock............................................         12,692,986        12,119,838

    Cost of shares of Common Stock repurchased................         (5,400,976)       (6,825,574)
                                                                     ------------      ------------

      Increase in net assets from capital share transactions..          7,292,010         5,294,264
                                                                     ------------      ------------

            Total increase (decrease) in net assets...........        117,016,650      (177,896,492)

NET ASSETS:

    Beginning of year.........................................        361,942,568       539,839,060
                                                                     ------------      ------------

    End of year (including undistributed net investment
      income of $40,072 and $24,386, respectively)............       $478,959,218      $361,942,568
                                                                     ============      ============

                 See accompanying notes to financial statements.


                                      [11]

                            STATEMENT OF INVESTMENTS

                                December 31, 2003

                           PORTFOLIO SECURITIES 92.6%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

Prin. Amt.
or Shares                                                            Value
----------                                                           -----
               Banking and Finance 10.3%

    560,000      The Bank of New York Company, Inc............      $ 18,547,200
    430,000      Capital One Financial Corporation............        26,354,700
    100,000      FleetBoston Financial Corporation............         4,365,000
                                                                    ------------
                                                                      49,266,900
                                                                    ------------
               Chemicals 3.6%
  1,372,400      PolyOne Corporation(a).......................         8,769,636
    200,000      Rohm and Haas Company........................         8,542,000
                                                                    ------------
                                                                      17,311,636
                                                                    ------------
               Communications 1.1%
  1,000,000      Cincinnati Bell Inc.(a)......................         5,050,000
                                                                    ------------
               Computer Software & Services 19.5%
    280,000      Accenture Ltd.(a)............................         7,369,600
  1,620,000      American Management Systems, Inc.(a).........        24,429,600
  1,000,000      Convergys Corporation(a).....................        17,460,000
    590,000      SunGard Data Systems Inc.(a).................        16,348,900
  1,000,000      The TriZetto Group, Inc.(a)..................         6,450,000
  1,150,000      Unisys Corporation(a)........................        17,077,500
    500,000      Wind River Systems, Inc.(a)..................         4,380,000
                                                                    ------------
                                                                      93,515,600
                                                                    ------------
               Electronics 17.7%
    460,000      Analog Devices, Inc..........................        20,999,000
    100,000      Apple Computer Inc.(a).......................         2,137,000
  1,210,000      Flextronics International Ltd.(a)............        17,908,000
    180,000      Ingram Micro Inc. Class A(a).................         2,862,000
    980,000      Intel Corporation............................        31,409,000
    330,000      Motorola, Inc................................         4,620,000
    800,000      Solectron Corporation(a).....................         4,728,000
                                                                    ------------
                                                                      84,663,000
                                                                    ------------
               Energy 7.5%
    160,000      EnCana Corporation...........................         6,310,400
    220,000      Kerr-McGee Corporation.......................        10,227,800
    300,000      Murphy Oil Corporation.......................        19,593,000
                                                                    ------------
                                                                      36,131,200
                                                                    ------------
               Health Care 4.5%
    100,000      Affymetrix Inc.(a)...........................         2,461,000
    490,000      Impath Inc.(a)...............................         1,911,000
    110,000      Laboratory Corporation of
                   America Holdings(a)........................         4,064,500
    100,000      Merck & Co., Inc. ...........................         4,620,000
    450,000      Schering-Plough Corporation..................         7,825,500
    150,000      Vical Inc.(a)................................           738,000
                                                                    ------------
                                                                      21,620,000
                                                                    ------------


                                      [12]

Prin. Amt.
or Shares                                                            Value
----------                                                           -----
               Insurance 16.3%
    150,000      American International Group, Inc............      $  9,942,000
    100,000      Arch Capital Group Ltd.(a)...................         3,986,000
     10,000      Erie Indemnity Co. Class A...................           423,800
    100,000      Marsh & McLennan Companies, Inc..............         4,789,000
     70,000      The Plymouth Rock Company, Inc.
                   Class A(b)(c) .............................        58,940,000
                                                                    ------------
                                                                      78,080,800
                                                                    ------------
               Manufacturing 10.6%
    700,000      ArvinMeritor, Inc............................        16,884,000
    515,000      Brady Corporation Class A....................        20,986,250
    170,000      Dover Corporation............................         6,757,500
    124,700      Roper Industries, Inc........................         6,142,722
                                                                    ------------
                                                                      50,770,472
                                                                    ------------
               Retail Trade 0.7%
    100,000      CarMax, Inc.(a)..............................         3,093,000
                                                                    ------------
               Transportation 0.8%
    533,757      Transport Corporation of America, Inc.
                   Class B(a)(b)..............................         3,869,738
                                                                    ------------
               Miscellaneous 0.0%
                 Grumman Hill Investments, L.P.(a)(c).........           142,400
                                                                    ------------
                     Total Portfolio Securities
                       (cost $214,126,605)....................       443,514,746
                                                                    ------------
                          SHORT-TERM INVESTMENTS 7.3%
               Commercial Paper 4.5%
$21,876,000      American Express Credit Corp.
                   0.8505% - 0.9104% due 1/5/04 - 1/28/04.....        21,868,013
                                                                    ------------
               U.S. Treasury Bill 2.8%
 13,300,000      U.S. Treasury Bill 0.7744% due 4/8/04........        13,272,484
                                                                    ------------
                     Total Short-Term Investments
                       (cost $35,140,497).....................        35,140,497
                                                                    ------------
                     Total Investments
                       (cost $249,267,102)(99.9%).............       478,655,243
                     Cash, receivables and other assets
                       less liabilities (0.1%)................           303,975
                                                                    ------------
                     Net Assets (100%)........................      $478,959,218
                                                                    ============

----------
(a)   Non-dividend paying.

(b)   Affiliate as defined in the Investment  Company Act of 1940.

(c)   Valued at estimat ed fair value.

                 See accompanying notes to financial statements.


                                      [13]

                          NOTES TO FINANCIAL STATEMENTS

      1. Significant Accounting Policies--The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      Security Valuation--Securities are valued at the last sale price or, if unavailable, at the closing bid price. Corporate discount notes and U.S. Treasury bills are valued at amortized cost, which approximates market value. Securities for which no ready market exists, including The
        Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors.

      Federal  Income  Taxes--It  is  the  Corporation's   policy  to  meet  the
        requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

      Use of Estimates--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

      Other--Security  transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

      2. Common Stock--The Corporation repurchased 305,600 shares of its Common Stock in 2003 at an average price of $17.67 per share representing an average discount from net asset value of 14.79%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

      The Corporation made two distributions to holders of Common Stock in 2003, a cash dividend of $.12 per share paid on June 20 and an optional distribution of $1.28 per share in cash, or one share of Common Stock for each 15 shares held, paid on December 29. In the optional distribution, 315,600 shares of Common Stock held as treasury shares by the Corporation were distributed, and 345,493 Common shares were issued.

      3. Investment Transactions--The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2003, excluding short-term investments, were $44,988,515 and $48,738,257, respectively.


                                      [14]

      As of December 31, 2003, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $249,459,390 and $20,071,249, respectively.

      4. Operating Expenses--The aggregate remuneration paid during the year ended December 31, 2003 to officers and directors amounted to $1,223,000, of which $102,000 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 2003 was $106,812.

      5. Affiliates--The Plymouth Rock Company, Inc., and Transport Corporation of America, Inc. are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $461,300 from affiliates during the year ended December 31, 2003. Unrealized appreciation related to affiliates increased by $18,194,329 for the year 2003 to $59,347,252.

      6. Restricted Securities--The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 2003 such investments had an aggregate value of $59,082,400, which was equal to 12.3% of the Corporation's net assets. Investments in restricted securities at December 31, 2003, including acquisition dates and cost, were:

              Company              Shares         Security        Date Purchased     Cost
-------------------------------   --------   -------------------  --------------  ----------
Grumman Hill Investments, L.P.               Limited Partnership      9/11/85     $   18,162
                                                  Interest
The Plymouth Rock Company, Inc.    70,000      Class A Common        12/15/82      1,500,000
                                                   Stock              6/9/84         699,986

      The Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $16,907,885 for the year ended December, 31, 2003 to $56,864,252.

      7. Operating Lease Commitment--The Corporation has entered into an operating lease for office space which expires in 2014 and provides for future minimum rental payments in the aggregate amount of approximately $3.3 million. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Minimum rental commitments under the lease are $220,463 for 2004 and $314,241 per year for 2005 through 2008.


                                      [15]

                              FINANCIAL HIGHLIGHTS

                                                         2003         2002          2001          2000         1999
                                                         ----         ----          ----          ----         ----
Per Share Operating Performance:
Net asset value, beginning of year ...............     $  18.72     $  28.54      $  32.94      $  35.05     $  31.43
Net investment income* ...........................           09          .14           .18           .32          .30
Net realized and unrealized gain (loss)
  on securities ..................................         6.91        (8.71)        (2.78)         1.92         5.96
                                                       --------     --------      --------      --------     --------
      Total from investment operations ...........         7.00        (8.57)        (2.60)         2.24         6.26
Less:
Dividends from net investment income**
    To Preference Stockholders ...................           --           --            --            --          .04
    To Common Stockholders .......................           11          .14           .22           .32          .26
Distributions from capital gains**
    To Common Stockholders .......................         1.29         1.11          1.03          4.03         2.34
Return of capital**
    To Common Stockholders .......................           --           --           .55           --            --
                                                       --------     --------      --------      --------     --------
      Total distributions ........................         1.40         1.25          1.80          4.35         2.64
                                                       --------     --------      --------      --------     --------
Net asset value, end of year .....................     $  24.32     $  18.72      $  28.54      $  32.94     $  35.05
                                                       ========     ========      ========      ========     ========
Per share market value, end of year ..............     $  20.89     $  16.28      $  25.31      $  28.25     $  27.25
Total return based on market(%) ..................        36.22       (31.23)        (2.42)        17.75        22.96
Total return based on NAV(%) .....................        39.32       (29.43)        (6.54)         7.02        31.79
Ratios/Supplemental Data:
Net assets, end of year(000) .....................     $478,959     $361,943      $539,839      $596,289     $590,656
Ratio of expenses to average net assets
  for Common(%) ..................................          .56          .50           .45           .38          .45
Ratio of net investment income to average
  net assets for Common(%) .......................          .42          .57           .60           .83          .89
Portfolio turnover rate(%) .......................        12.90        19.50         10.32         13.54        12.06

----------
 *    Per-share   data  are  based  on  the  average  number  of  Common  Shares outstanding during the year.
** Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                 See accompanying notes to financial statements.

                                   ----------

                      Proxy Voting Policies and Procedures

      The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507),
(2) on the Corporation's website at www.centralsecurities.com and (3) on the Securities and Exchange Commission's website at www.sec.gov in the Corporation's most recent Form N-CSR filing.


                                      [16]

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
  CENTRAL SECURITIES CORPORATION

      We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the "Corporation") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

      The information set forth for each of the years in the ten-year and two-year periods ended December 31, 2003 appearing in the tables on pages 4 and 5, in our opinion, is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                                               KPMG LLP

New York, NY
January 28, 2004

--------------------------------------------------------------------------------


                                      [17]

                         BOARD OF DIRECTORS AND OFFICERS

                                Principal Occupations (last five years)
Independent Directors    Age    and Position with the Corporation (if any)
---------------------    ---    ------------------------------------------
DONALD G. CALDER         66     President, G.L. Ohrstrom & Co. Inc. (private investment firm);
  Director since 1982           Director of Brown-Forman Corporation, Carlisle Companies Incorporated and
                                Roper Industries, Inc. (manufacturing
                                companies)

JAY R. INGLIS            69     Executive Vice President, National Marine Underwriters
  Director since 1973           (insurance management company) since 2001; Executive Vice President, Holt
                                Corporation (insurance holding company) prior thereto

DUDLEY D. JOHNSON        64     President, Young & Franklin Inc. (private manufacturing
  Director since 1984           company)

C. CARTER WALKER, JR.    69     Private investor Director since 1974

Interested Director
-------------------

WILMOT H. KIDD           62     Investment and research--President,
  Director since 1972           Central Securities Corporation

                                   ----------

CHARLES N. EDGERTON      59     Vice President and Treasurer,
                                Central Securities Corporation

MARLENE A. KRUMHOLZ      40     Secretary, Central Securities Corporation since 2001; Senior
                                Manager, PricewaterhouseCoopers llp prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 375 Park Avenue, New York, New York 10152.


                                      [18]

                               BOARD OF DIRECTORS

                                Donald G. Calder
                                  Jay R. Inglis
                                Dudley D. Johnson
                                 Wilmot H. Kidd
                              C. Carter Walker, Jr.

                                    OFFICERS

                            Wilmot H. Kidd, President
                Charles N. Edgerton, Vice President and Treasurer
                         Marlene A. Krumholz, Secretary

                                     OFFICE

                                 375 Park Avenue
                               New York, NY 10152
                                  212-688-3011
                            866-593-2507 (toll-free)
                            www.centralsecurities.com

               CUSTODIAN

                 UMB Bank, N.A.
                   P.O. Box 419226, Kansas City, MO 64141-6226

               TRANSFER AGENT AND REGISTRAR

                 EquiServe Trust Company
                   P.O. Box  43069, Providence, RI 02940-3069
                   781-575-2724 www.equiserve.com

               INDEPENDENT AUDITORS

                 KPMG LLP
                   757 Third Avenue, New York, NY 10017


                                      [19]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the "Committee") meet the definition of "Audit Committee Financial Expert" as the term has been defined by the Securities and Exchange Commission ("SEC"). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee's charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

      Audit fees .............................     $33,050(1)         $32,000(1)
      Audit-related fees .....................           0                  0
      Tax fees ...............................      13,500(2)          13,000(2)
      All other fees .........................           0                  0
                                                   -------            -------
      Total fees .............................     $46,550            $45,000
                                                   =======            =======

      (1) Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.

      (2) Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation's ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP in fiscal year 2003 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: Donald G. Calder, Jay R. Inglis, Dudley D. Johnson and C. Carter Walker, Jr.

Item 6. [Reserved]

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

                         CENTRAL SECURITIES CORPORATION
                             PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company's board of directors. Our guidelines are based on the belief that a company's shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company's recommendations. When we believe management's recommendation is not in the best interests of our stockholders, we will vote against management's recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors - We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

      o We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

      o We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

      o We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

      o We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

      o We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company's stockholders.

We evaluate proposals related to compensation on a case-by case basis.

      o We generally support stock option plans that are incentive based and not excessive.

      o We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

      o We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

      o We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

      o We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

      o We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.

      o We will evaluate proposals regarding shareholders rights plans ("poison pills") on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

      o We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

      o     We generally support share repurchase programs.

      o We generally support the general updating of or corrective amendments to corporate charters and by-laws.

      o We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors - We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

      o We generally support management's proposals regarding the approval of independent auditors.

      o We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

      o We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.

      o We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable. Effective for periods ending on or after June 15, 2004.

Item 9. Submission of Matters to a Vote of Security Holders. Not Applicable. Effective for periods ending after January 1, 2004.

Item 10. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the "Corporation") have concluded that the Corporation's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act went or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd
    ---------------------------------
Wilmot H. Kidd
President

February 5, 2004
Date

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd
    ---------------------------------
Wilmot H. Kidd
President

February 5, 2004
Date

By: /s/ Charles N. Edgerton
    ---------------------------------
Charles N. Edgerton
Treasurer

February 5, 2004
Date